UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2013

Date of reporting period:	4/30/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL MUNI HIGH INCOME FUND

ANNUAL REPORT • APRIL 30, 2013

Fund Type

Municipal Bond

Objective

Maximum amount of income that is eligible for exclusion from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

June 14, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended April 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Muni High Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Muni High Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.91%; Class B, 1.11%; Class C, 1.61%; Class Z, 0.61%. Net operating expenses: Class A, 0.86%; Class B, 1.11%; Class C, 1.61%; Class Z, 0.61%, after contractual reduction through 8/31/2014 for Class A shares.

Cumulative Total Returns (Without Sales Charges) as of 4/30/13
	One Year	Five Years	Ten Years
Class A	9.26%	38.12%	71.73%
Class B	8.99	36.61	67.72
Class C	8.45	33.97	62.47
Class Z	9.54	40.01	76.31
Barclays Municipal Bond Index	5.19	34.37	63.70
Barclays Municipal High Yield Bond Index	12.82	42.15	102.10
Lipper High Yield Municipal Debt Funds Average	9.60	32.37	62.38

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Five Years	Ten Years
Class A	5.15%	5.74%	5.14%
Class B	4.28	6.18	5.31
Class C	7.73	5.94	4.99
Class Z	9.82	6.88	5.85
Barclays Municipal Bond Index	5.25	6.10	5.01
Barclays Municipal High Yield Bond Index	14.30	7.18	7.45
Lipper High Yield Municipal Debt Funds Average	10.11	5.76	4.95

Average Annual Total Returns (With Sales Charges) as of 4/30/13
	One Year	Five Years	Ten Years
Class A	4.89%	5.80%	5.13%
Class B	3.99	6.28	5.31
Class C	7.45	6.02	4.97
Class Z	9.54	6.96	5.83

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Average Annual Total Returns (Without Sales Charges) as of 4/30/13
	One Year	Five Years	Ten Years
Class A	9.26%	6.67%	5.56%
Class B	8.99	6.44	5.31
Class C	8.45	6.02	4.97
Class Z	9.54	6.96	5.83

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Muni High Income Fund (Class A shares) with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 2003) and the account values at the end of the current fiscal year (April 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Muni High Income Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.00% and an annual distribution and service (12b-1) fee of 0.30%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are not subject to a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years after, respectively, and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class B and Class C shares are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1.00%. Class Z shares are not subject to a front-end sales charge, a CDSC or a 12b-1 fee or a sales charge. The returns in the tables and graph reflect the share class structure in effect at the end of the period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Barclays Municipal High Yield Bond Index

The Barclays Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1- or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also be dated after December 31, 1990, and be at least one year from their maturity date.

Lipper High Yield Municipal Debt Funds Average

The Lipper High Yield Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distribution and Yields as of 4/30/13
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent Yield* at Tax Rates of
			38.8%	43.4%
Class A	$0.46	3.00%	4.90%	5.30%
Class B	0.44	2.87	4.69	5.07
Class C	0.39	2.37	3.87	4.19
Class Z	0.49	3.38	5.52	5.97

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Five Largest Holdings expressed as a percentage of net assets as of 4/30/13
Golden St. (CA) Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-1, 4.500%, 06/01/27	1.8%
Tob. Settlement (NJ) Fin. Corp., NJ Rev., Rfdg., Ser. 1A, 4.500%, 06/01/23	1.2
Tob. Settlement (NJ) Fin. Corp., NJ Rev., Rfdg., Ser. 1A, 4.625%, 06/01/26	1.0
Foothill/Eastern (CA) Trans. Corridor Agy. Toll Rd. Rev., Conv., C.A.B.S., Converted to Fixed on 07/15/09, 5.875%, 01/15/28	0.9
Golden St. (CA) Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-1, 5.750%, 06/01/47	0.8

Holdings are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/13
Aaa	0.1%
Aa	4.2
A	25.6
Baa	33.6
Ba	5.2
B	12.7
Caa	0.2
Less than Caa	0.5
Not Rated	16.4
Total Investments	98.5
Other assets in excess of liabilities	1.5
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Muni High Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Muni High Income Fund’s (the Fund) Class A shares returned 9.26% for the 12-month period that ended April 30, 2013, outperforming the 5.19% gain of the Barclays Municipal Bond Index, which consists entirely of investment-grade bonds.

The Fund’s Class A shares trailed the 12.82% gain of the Barclays Municipal High Yield Index, which tracks bonds that are not rated or are rated below investment grade, and also lagged the 9.60% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

The period that began May 1, 2012, proved mostly favorable with several factors helping to drive municipal bond prices higher and their yields lower (as bond prices move inversely to yields).

•

Municipal bonds continued to deliver strong performance during the reporting period. Longer-term securities gained as the municipal yield curve flattened, as interest rate yields for longer-term debt decreased.

•

During most of the reporting period, municipal returns were driven by a strong market environment with investor demand and reinvestment proceeds often outpacing available supply. Municipal bonds, particularly non-investment- grade bonds, offered investors an attractive higher-income alternative in an ultra-low interest rate environment. Annual issuance was robust and many municipalities refinanced their debt at lower rates, rather than issue new debt.

•

The market’s fundamentals faltered toward the end of 2012 due to growing uncertainty regarding U.S. budget negotiations and the potential impact on tax-exempt bonds if deductions and exemptions (including municipal income) were to be capped at 28%. The year-end budget deal did not include a cap on municipal income, but it did include an increase in personal income tax rates to 39.6% from 35% for individuals making more than $400,000. Higher income taxes are generally viewed as a positive for the tax-exempt market.

•

State tax revenues continue to improve overall, and many state and local governments have taken steps to control spending and shore up their budgets. However, the ability and willingness of states to address unfunded pensions and other retirement benefits remains a long-term concern.

What made the largest positive contribution to the Fund’s performance?

Security selection, sector allocation, and yield curve positioning were key contributors to the Fund’s performance.

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•

As investors continued to seek attractive yields during the period, municipal securities in the lower investment grade quality A and BBB ratings categories outperformed debt securities with higher quality ratings. The Fund had an overweight exposure in securities rated A, but its largest overweight exposure was to securities rated BBB, which made the most significant contribution to the Fund’s positive performance.

•

An overweight exposure to revenue bonds compared with holdings in the Barclays Municipal Bond Index was another positive for the Fund. Revenue bonds, which are typically backed by money from a specific project or system, continued to outperform general obligation (GO) bonds, which are typically backed by the taxing authority of a state or municipality.

•

The Fund gained from an overweight position in the health care sector. Transportation bonds were also strong performers. Industrial development revenue/pollution control revenue (IDR/PCR) securities, which are also known as corporate-backed municipal bonds since interest and principal are paid by a corporation rather than a municipality, contributed as well.

•	An overweight exposure to long-term municipal securities helped performance. As the slope of the municipal bond yield curve flattened, interest rate yields on long-term municipal bonds declined.

What detracted most from the Fund’s performance?

The Fund’s underweight exposure to tobacco-related bonds slightly detracted from performance. Tobacco-related bonds are backed by payments from tobacco companies participating in the 1998 Master Settlement Agreement.

•

The Fund added positions of tobacco-related bonds during the reporting period. While these bonds outperformed, the Fund’s underexposure to this sector negatively affected relative performance, since it held less than the Barclays Municipal High Yield Index.

Prudential Muni High Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2012, at the beginning of the period, and held through the six-month period ended April 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Muni High Income Fund		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,032.60	0.87%	$4.38
	Hypothetical	$1,000.00	$1,020.48	0.87%	$4.36

Class B	Actual	$1,000.00	$1,032.40	1.12%	$5.64
	Hypothetical	$1,000.00	$1,019.24	1.12%	$5.61

Class C	Actual	$1,000.00	$1,028.80	1.62%	$8.15
	Hypothetical	$1,000.00	$1,016.76	1.62%	$8.10

Class Z	Actual	$1,000.00	$1,033.90	0.62%	$3.13
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2013, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Muni High Income Fund	9

Portfolio of Investments

as of April 30, 2013

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS 97.4%

Alabama 0.5%
Phenix City Indl. Dev. Brd. Envir. Impt. Rev., MeadWestvaco Coated Brd. Proj., Ser. A, A.M.T., Rfdg.	Baa3	4.125%	05/15/35	$1,000	$954,630
Selma Indl. Dev. Brd. Rev., Gulf Opp. Zone, Intl. Paper Co.,
Ser. A	Baa3	5.800%	05/01/34	1,000	1,134,780
Ser. A	BBB(b)	6.250%	11/01/33	1,750	2,021,670

					4,111,080

Arizona 3.6%
Apache Cnty. Indl. Dev. Auth. Poll. Ctrl. Rev., Tuscon Elec. Pwr. Co., Ser. A	Baa3	4.500%	03/01/30	2,000	2,079,760
Maricopa Cnty. Poll. Ctrl. Corp. Rev., El Paso Elec. Co., Ser. B	Baa2	7.250%	04/01/40	1,500	1,787,730
Pima Cnty. Indl. Dev. Auth. Rev.,
Tucson Elec. Pwr. Co.	Baa3	4.000%	09/01/29	3,000	3,014,430
Tucson Elec. Pwr. Co.	Baa3	5.750%	09/01/29	3,500	3,687,425
Tucson Elec. Pwr. Co., San Juan, Ser. A	Baa3	4.950%	10/01/20	1,000	1,135,940
Tucson Elec. Pwr. Co., Ser. A	Baa3	5.250%	10/01/40	1,000	1,094,980
Pinal Cnty. Indl. Dev. Auth., Correct. Facs. Rev., Florence West Prison Proj., Ser. A, A.C.A.	BBB(b)	5.250%	10/01/19	3,135	3,364,639
Salt Verde Fin. Corp. Gas Rev., Sr. Bonds	Baa2	5.000%	12/01/32	4,500	5,107,275
Sr. Bonds	Baa2	5.000%	12/01/37	5,100	5,721,945
Tempe AZ Indl. Dev. Auth. Rev., Friendship Vlg., Ser. A, Rfdg.	NR	6.250%	12/01/42	1,000	1,090,350

					28,084,474

See Notes to Financial Statements.

Prudential Muni High Income Fund	11

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California 13.4%
ABAG Fin. Auth. for Nonprofit Corp., Episcopal Senior Cmnty., Rfdg.	BBB(b)	6.125%	07/01/41	$775	$901,077
California Cnty. Tob. Sec. Agcy.,
Conv., C.A.B.S. (Converted to Fixed on 12/01/10)	B2	5.250%	06/01/21	4,000	4,048,040
Tob. Conv. Bonds Asset Bkd., Ser. B	NR	5.100%	06/01/28	1,750	1,702,365
California Hlth. Facs. Fing. Auth. Rev.,
Childrens Hosp., Ser. A	A-(b)	5.250%	11/01/41	2,000	2,222,840
Stanford Hosp., Ser. A-3, Rfdg.	Aa3	5.500%	11/15/40	750	903,353
St. Joseph Hlth. Sys., Ser. A	A1	5.750%	07/01/39	1,770	2,086,954
California Poll. Ctrl. Fin. Auth. Rev., Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250%	08/01/40	500	532,820
California St.,
GO	A1	6.000%	04/01/38	3,500	4,199,895
Var. Purp., GO	A1	5.000%	04/01/42	1,000	1,117,290
Var. Purp., GO	A1	5.500%	11/01/39	1,000	1,177,710
Var. Purp., GO	A1	6.000%	11/01/39	1,500	1,822,320
California St. Mun. Fin. Auth. Chrt. Sch. Rev., Partnerships Uplift Cmnty. Proj. Ser. A	BB+(b)	5.250%	08/01/42	1,380	1,414,445
California St. Pub. Wks. Brd. Lease Rev.,
Judicial Council Proj., Ser. D	A2	5.000%	12/01/31	1,000	1,116,670
Various Cap. Proj., Ser. A	A2	5.000%	04/01/37	1,500	1,644,570
Various Cap. Proj., Ser. G-1	A2	5.750%	10/01/30	750	878,670
Various Cap. Proj., Ser. I-1	A2	6.375%	11/01/34	750	930,975
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth. Oblig. Grp.	A+(b)	5.000%	11/01/40	800	885,256

See Notes to Financial Statements.

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Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
John Muir Hlth.	A1	5.125%	07/01/39	$500	$546,740
Sch. Fac., Aspire Pub. Sch.	NR	6.000%	07/01/30	1,000	1,059,890
Sr. Living Southn. Calif. Presbyterian Homes	BBB-(b)	7.250%	11/15/41	500	585,805
Capistrano Unif. Sch. Dist. Cmnty. Facs. Rev., Talega Cmnty. Facs. Dist. #90-2	NR	6.000%	09/01/33	1,000	1,005,590
Chico Redev. Agcy. Tax Alloc. Chico Amended & Merged Redev., A.M.B.A.C.	A+(b)	5.000%	04/01/30	2,000	2,056,760
Foothill/Eastern Trans. Corridor Agy. Toll Rd. Rev., Conv., C.A.B.S. (Converted to Fixed on 07/15/09)	Baa3	5.875%	01/15/28	6,700	6,868,438
Golden St. Tob. Secur. Corp. Tob. Settlement Rev.,
Asset Bkd., Ser. A	A2	5.000%	06/01/45	1,000	1,043,010
Asset Bkd., Ser. A-2, C.A.B.S. (Converted to Fixed on 12/01/12)	B3	5.300%	06/01/37	5,000	4,622,600
Asset Bkd., Sr., Ser. A-1	B3	4.500%	06/01/27	14,535	14,120,753
Asset Bkd., Sr., Ser. A-1	B3	5.750%	06/01/47	6,515	6,188,989
Lake Elsinore Spl. Tax Cmnty. Facs., Dist.-2-Area A-A	NR	5.450%	09/01/36	1,480	1,484,721
Lincoln Pub. Fing. Auth. Rev., Twelve Bridges Sub., Ser. B	NR	6.000%	09/02/27	1,000	1,090,200
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Ser. A	Baa2	5.000%	11/15/35	1,380	1,583,757
Ser. A	Baa2	5.500%	11/15/37	2,205	2,699,449
Los Angeles Regional Arpts. Impt. Corp. Lse. Rev., American Airlines, Inc., Ser. B, A.M.T.(c)	C	7.500%	12/01/24	3,000	3,056,310
M-S-R Energy Auth. Calif., Ser. A	A-(b)	6.500%	11/01/39	2,000	2,731,400
Ser. A	A-(b)	7.000%	11/01/34	1,650	2,329,651
Ser. B	A-(b)	6.500%	11/01/39	2,475	3,380,108

See Notes to Financial Statements.

Prudential Muni High Income Fund	13

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Murrieta Cmnty. Facs. Dist. Spl. Tax., No. 2, The Oaks Impt. Area, Ser. A	NR	5.900%	09/01/27	$1,000	$1,016,850
Palomar Pomerado Healthcare Dist. Ctfs. Part.	Baa3	6.000%	11/01/41	1,800	1,969,110
Perris Cmnty. Facs. Dist., Spec. Tax, No. 01- 2, Avalon, Ser. A	NR	6.250%	09/01/23	3,000	3,064,950
Port of Oakland, Ser. O, A.M.T., Rfdg.	A2	5.125%	05/01/31	1,000	1,121,960
Rancho Cordova Cmnty. Facs. Dist., Tax No. 2003-1, Sunridge Anatolia	NR	5.000%	09/01/37	800	814,288
Riverside Cnty. Calif. Redev. Agy. Tax. Alloc. Intst. 215 Corridor, Ser. E	Ba1	6.500%	10/01/40	2,000	2,257,920
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	Ba2	7.500%	12/01/41	1,000	1,228,070
Cmnty. Mem. Hlth. Sys.	Ba2	8.000%	12/01/26	500	645,580
San Francisco City & Cnty. Arpts. Second Series, Ser. C, A.M.T., Rfdg.	A1	5.000%	05/01/25	1,000	1,159,610
Saugus Unif. Sch. Dist. Spl. Tax Cmnty. Facs. Dist. No. 2002-1	NR	6.000%	09/01/33	1,800	1,810,674
South Bayside Wste. Mgmt. Auth. Calif. Solid Wste. Enterprise Shoreway Environmental, Ser. A	A3	6.000%	09/01/36	500	562,295
Tob. Securitization Auth. of Northern California Rev., Asset Bkd. Bonds, Ser. A	B3	4.750%	06/01/23	3,855	3,855,848
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty. Fac. Dist. No. 2005-1	NR	5.300%	09/01/36	1,000	1,003,060

					104,549,636

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Colorado 1.7%
Colorado Hlth. Facs. Auth. Rev.,
Catholic Hlth., Ser. A	Aa3	5.000%	02/01/41	$2,000	$2,207,760
Christian Living Cmntys. Proj., Ser. A	NR	5.750%	01/01/37	1,500	1,601,340
Christian Living Cmntys., Rfdg.	NR	5.250%	01/01/37	550	587,037
Valley View Assn. Proj.	BBB+(b)	5.125%	05/15/37	1,240	1,275,700
Valley View Assn. Proj.	BBB+(b)	5.250%	05/15/42	2,500	2,578,775
E-470 Pub. Hwy. Auth. Rev., Ser. C	Baa2	5.375%	09/01/26	1,000	1,118,280
Plaza Co. Met Dist #1 Rev., Rfdg.	NR	5.000%	12/01/40	1,000	1,042,340
Pub. Auth. Energy Nat. Gas Pur. Rev.	Baa2	6.500%	11/15/38	1,500	2,037,390
Univ. of Colorado Hosp. Auth. Rev., Ser. A	A1	5.000%	11/15/42	750	832,230

					13,280,852

Connecticut 1.4%
Connecticut St. Dev. Auth. Rev., Conn. Lt. & Pwr. Co. Proj., Ser. A, Rfdg.	A3	4.375%	09/01/28	2,000	2,182,160
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
Hartford Healthcare, Ser. A	A2	5.000%	07/01/41	1,250	1,357,175
Stamford Hosp., Ser. J	A-(b)	5.000%	07/01/42	2,500	2,740,450
Western Conn. Hlth., Ser. M	A(b)	5.375%	07/01/41	1,250	1,424,750
Hamden Fac. Rev., Whitney Ctr. Proj., Ser. A	NR	7.750%	01/01/43	1,000	1,089,750
Harbor Point Infrastructure Impt. Dist. Spl. Oblig. Rev., Harbor Point Proj., Ser. A	NR	7.875%	04/01/39	2,000	2,280,040

					11,074,325

See Notes to Financial Statements.

Prudential Muni High Income Fund	15

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Delaware 0.4%
Delaware St. Econ. Dev. Auth. Rev., Newark Chrt. Sch.	BBB(b)	5.000%	09/01/42	$690	$736,133
Delaware St. Hlth. Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	Baa3	5.000%	06/01/30	2,000	2,028,780

					2,764,913

District of Columbia 0.9%
Dist. of Columbia Rev.,
Assn. Amern. Med. Colleges, Ser. A, Rmkt.	A+(b)	4.000%	10/01/41	750	752,678
Assn. Amern. Med. Colleges, Ser. B	A+(b)	5.000%	10/01/41	2,500	2,782,925
Friendship Pub. Chrt. Sch.	BBB(b)	5.000%	06/01/42	1,500	1,566,135
Gallaudet Univ.	A2	5.500%	04/01/34	400	461,480
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, A.M.T.	Aa3	5.250%	10/01/27	1,500	1,695,090

					7,258,308

Florida 7.4%
Boggy Creek Impt. Dist. Rev., Spl. Assmt., Ser. 2013, Rfdg.	NR	5.125%	05/01/43	3,000	2,952,570
Broward Cnty. Arpt. Sys. Rev., Ser. Q-2, A.M.T.	A1	5.000%	10/01/42	2,000	2,160,520
Capital Tr. Agy. Rev., Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	Baa3	5.350%	07/01/29	2,440	2,653,085
Citizens Ppty. Ins. Corp., Sr. Secd.,
Coastal, Ser. A-1	A2	5.000%	06/01/19	1,250	1,498,600
High Act.	A2	6.000%	06/01/16	1,500	1,734,180
Ser. A-1	A2	5.000%	06/01/22	1,000	1,216,590
Cityplace CDD Spl. Assmt. Rev., Rfdg.	NR	5.000%	05/01/26	1,000	1,154,500

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Florida Dev. Fin. Corp. Edl. Facs. Rev.,
Bay Area Chrt. Fndtn., Ser. A	NR	7.750%	06/15/42	$2,000	$2,284,760
Renaissance Chrt. Sch., Ser. A	NR	6.000%	09/15/40	1,750	1,868,947
Greater Orlando Aviation Auth., Orlando Arpt. Fac. Rev.,
Spl. Purp. - Jetblue Airways Corp., A.M.T.	NR	6.375%	11/15/26	3,000	3,022,290
Spl. Purp. - Jetblue Airways Corp., A.M.T.	NR	6.500%	11/15/36	2,000	2,014,960
Spl. Purp. - Jetblue Airways Corp. Proj.	NR	5.000%	11/15/36	2,000	2,073,500
Highlands Cmnty. Dev. Spl. Assmt.(c)	NR	5.550%	05/01/36	165	102,074
Hillsborough Cnty. Indl. Dev. Auth. Rev., Hlth. Facs., Univ. Cmnty. Hosp., Ser. B (Prerefunded 08/15/19)(d)	NR	8.000%	08/15/32	1,000	1,408,470
Tampa Electric	A3	5.650%	05/15/18	1,000	1,190,580
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.(e)	NR	5.750%	05/01/36	1,860	944,080
Jacksonville Econ. Dev., Gerdau Ameristeel U.S., Inc., A.M.T.	Baa3	5.300%	05/01/37	3,000	3,006,180
Jacksonville Port. Auth. Rev., A.M.T., Rfdg.	A2	5.000%	11/01/38	500	543,740
Martin Cnty. Indl. Dev. Auth. Rev., Rfdg. Indiantown Cogeneration Proj.,	Ba1	3.950%	12/15/21	1,000	1,012,060
Indiantown Cogeneration Proj.,	Ba1	4.200%	12/15/25	1,000	1,011,940
Miami Beach Hlth. Facs. Auth. Rev., Mount Sinai Med. Ctr., Rfdg.	Baa2	5.000%	11/15/29	1,000	1,097,790

See Notes to Financial Statements.

Prudential Muni High Income Fund	17

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
North Sumter Cnty. Util. Dependent Dist. Solid Wste. Rev.	BBB-(b)	5.000%	10/01/42	$2,000	$2,036,780
Util. Rev.	BBB+(b)	5.750%	10/01/43	1,500	1,666,020
St. Johns Cnty. Fla. Indl. Dev. Auth. Rev., Presbyterian Retirement, Ser. A	NR	6.000%	08/01/45	1,000	1,125,430
St. Petersburg Hlth. Facs. Auth. Rev., All Childrens Hosp.	A1	6.500%	11/15/39	1,500	1,782,270
Sarasota Cnty. Fla. Pub. Hosp. Dist. Hosp. Rev., Sarasota Mem. Hosp. Proj., Ser. A	A1	5.625%	07/01/39	1,000	1,107,000
Seminole Tribe Rev., Gaming Div., Tribal Eco. Dev. Bonds, Ser. 2010A, 144A	Baa3	5.125%	10/01/17	1,500	1,573,590
Spl. Oblig., Ser. A, 144A	Ba1	5.500%	10/01/24	1,000	1,094,490
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp.	A2	5.250%	10/01/34	1,250	1,378,513
South Lake Hosp., Ser. A	Baa1	6.250%	04/01/39	1,910	2,186,377
Village Cmnty. Dev. Dist. No. 5. Fla. Spl. Assmt. Rev., Rfdg. Phase l,	NR	3.500%	05/01/28	1,000	996,530
Phase l,	NR	4.000%	05/01/33	500	504,935
Village Cmnty. Dev. Dist. No. 8. Fla. Spl. Assmt. Rev., Phase II, Rfdg.	NR	6.125%	05/01/39	2,525	2,971,218
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev., Ser. 2011	NR	7.000%	05/01/41	965	1,123,511
Ser. 2012, Rfdg.	NR	5.500%	05/01/42	2,000	2,161,940
Village Cmnty. Dev. Dist. No. 10. Fla. Spl. Assmt. Rev.	NR	5.125%	05/01/43	1,165	1,195,756

					57,855,776

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Georgia 1.1%
Atlanta Arpt. Rev., Gen., Ser. B, A.M.T., Rfdg.	A1	5.000%	01/01/30	$500	$559,315
Burke Cnty. Dev. Auth. Poll. Rev., Oglethorpe Pwr. - Vogtle Proj., Ser. B	Baa1	5.500%	01/01/33	1,000	1,102,630
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A	B-(b)	8.750%	06/01/29	2,000	2,534,380
Ser. B, A.M.T.	B-(b)	9.000%	06/01/35	1,000	1,107,580
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	NR	6.125%	02/15/34	1,200	1,222,692
Henry Cnty. Wtr. & Swr. Auth. Rev., A.M.B.A.C.	Aa2	6.150%	02/01/20	1,000	1,276,720
Marietta Dev. Auth. Rev., Life Univ.	Ba3	7.000%	06/15/39	1,000	1,078,130

					8,881,447

Guam 0.2%
Guam Govt., Ser. A, GO	B+(b)	7.000%	11/15/39	1,000	1,135,440
Guam Govt. Bus. Priv. Tax Rev., Ser. B-1	A(b)	5.000%	01/01/42	650	719,264

					1,854,704

Hawaii 0.5%
Hawaii Pac. Hlth. Rev.,
Spl. Purp.	A3	5.750%	07/01/40	500	564,675
Spl. Purp. Ser. B	A3	5.500%	07/01/40	1,000	1,103,120
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev.,
15 Craigside Proj.	NR	9.000%	11/15/44	1,000	1,205,330
Hawaiian Elec. Co.	Baa1	6.500%	07/01/39	1,000	1,172,680

					4,045,805

See Notes to Financial Statements.

Prudential Muni High Income Fund	19

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Idaho 0.3%
Idaho Hlth. Facs. Auth. Rev., St. Lukes Hlth. Sys. Proj., Ser. A	A2	6.750%	11/01/37	$1,000	$1,177,820
Idaho Hsg. & Fin. Assn. Rev., North Star Chrt. Sch. Proj.	CCC-(b)	9.500%	07/01/39	1,000	850,000

					2,027,820

Illinois 6.1%
Chicago Illinois Proj., Ser. A, GO	Aa3	5.000%	01/01/40	2,000	2,186,100
Chicago O’Hare Intl. Arpt. Rev., Gen.-Third Lien, Ser. C	A2	6.500%	01/01/41	1,000	1,295,350
Illinois Fin. Auth. Rev., Amer. Wtr. Cap. Corp. Proj.	Baa2	5.250%	10/01/39	3,150	3,343,410
Cent. Dupage Hlth., Ser. B	AA(b)	5.500%	11/01/39	1,500	1,730,850
Chrt. Sch. Rev. Uno. Sch., Rfdg.	BBB-(b)	6.875%	10/01/31	2,500	2,913,600
Illinois Inst. of Technology, Ser. A	Baa3	5.000%	04/01/31	2,500	2,503,925
Illinois Inst. of Technology, Ser. A	Baa3	5.000%	04/01/36	5,000	4,972,800
Little Co. Mary Hosp. & Hlth.	A+(b)	5.375%	08/15/40	1,500	1,622,535
NorthWestern Mem. Hosp., Ser. A	Aa2	6.000%	08/15/39	1,500	1,778,865
Provena Hlth., Ser. A	Baa1	6.000%	05/01/28	1,500	1,723,080
Provena Hlth., Ser. A	Baa1	7.750%	08/15/34	1,000	1,283,670
Rush Univ. Med. Ctr. Oblig. Grp., Ser. A	A2	7.250%	11/01/38	3,405	4,254,820
Rush Univ. Med. Ctr., Ser. C	A2	6.625%	11/01/39	1,000	1,219,880
Silver Cross & Med. Ctrs.	BBB-(b)	7.000%	08/15/44	3,000	3,565,770
Student Hsg., Edl. Advancement Fd., Inc., Ser. B, Rfdg.	Baa3	5.000%	05/01/30	5,000	5,223,400
Swedish Covenant, Ser. A	BBB+(b)	6.000%	08/15/38	1,500	1,701,570

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Illinois Fin. Auth. Gas Supply Rev., People Gas Light & Coke Co., Ser. A, Rfdg.	A1	4.000%	02/01/33	$1,000	$1,005,680
Illinois St., GO	A2	5.000%	08/01/25	1,000	1,134,270
Illinois St., GO	A2	5.000%	03/01/36	1,000	1,069,920
Railsplitter Tob. Settlement Auth. Rev.	A-(b)	6.000%	06/01/28	2,250	2,747,677

					47,277,172

Indiana 2.1%
Indiana Hlth. & Edl. Fac. Fin. Auth. Hosp. Rev., Cmnty. Fndtn. Northwest Ind.	A-(b)	5.500%	03/01/37	2,000	2,176,800
Indiana St. Fin. Auth. Rev., 21st Century Chrt. Sch. Proj., Ser. A	BB-(b)	6.250%	03/01/43	1,500	1,503,120
Cmnty. Fndtn. Northwest Ind.	A-(b)	5.000%	03/01/41	1,375	1,481,741
Drexel Fndtn. Edl. Facs. Proj., Ser. A	BB+(b)	7.000%	10/01/39	1,000	1,112,090
Duke Energy Ind., Ser. B	A(b)	6.000%	08/01/39	1,000	1,161,170
Priv. Activity OH River Bridges E Crossing Proj.	BBB(b)	5.000%	07/01/48	2,000	2,097,420
Priv. Activity OH River Bridges E Crossing Proj.	BBB(b)	5.250%	01/01/51	2,000	2,146,540
Indianapolis Ind. Loc. Pub. Impt. Bd. Bk. Wtrwks. Proj., Ser. A	A2	5.750%	01/01/38	1,000	1,137,880
Rockport, In. Rev., AK Steel Holdings Corp., A.M.T., Rfdg.	B3	7.000%	06/01/28	1,500	1,580,445
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	NR	7.750%	09/01/31	1,500	1,851,495

					16,248,701

Iowa 0.3%
Altoona Urban Renewal Tax Rev., Annual Appr.	BBB+(b)	6.000%	06/01/43	1,000	1,085,910

See Notes to Financial Statements.

Prudential Muni High Income Fund	21

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Iowa (cont’d.)
Ames. Hosp., Mary Greely Med. Ctr. Rev.	A2	5.250%	06/15/36	$1,000	$1,094,290

					2,180,200

Kansas 0.4%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventish Hlth.	Aa3	5.750%	11/15/38	1,000	1,183,080
KU Hlth. Sys., Ser. H	A+(b)	5.125%	03/01/39	500	542,665
Wyandotte Cnty. Kans. City Unified Govt. Spl. Oblig. Rev., Cap. Apprec. Sales Tax-Sub. Lien, Ser. B	NR	4.980%(f)	06/01/21	2,385	1,602,124

					3,327,869

Kentucky 0.7%
Kentucky Econ. Dev. Fin. Auth. Rev., Hosp. Facs., Owensboro Med. Hlth. Sys.	Baa2	6.375%	06/01/40	3,500	4,187,190
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. A	Baa2	6.250%	06/01/39	500	561,365
Ser. B	Baa2	5.625%	09/01/39	500	540,400

					5,288,955

Louisiana 2.1%
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Westlake Chem. Corp., Ser. A-2	Baa3	6.500%	11/01/35	1,000	1,199,380
Woman’s Hosp. Fndtn., Ser. A	A3	6.000%	10/01/44	2,000	2,370,080
Louisiana Pub. Facs. Auth. Rev.,
Franciscan Missionaries Hosp.	A2	6.750%	07/01/39	2,000	2,367,480

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Louisiana (cont’d.)
Franciscan Missionaries of Our Lady Hlth. Sys. Proj.	A2	5.000%	07/01/42	$1,500	$1,658,985
Louisiana St. Citizens Ppty. Ins. Assmt. Rev., Ser. C, A.G.C.	A3	6.750%	06/01/26	2,000	2,488,900
St. Charles Parish Gulf Zone, Opp. Zone Rev., Valero Energy Corp. (Mandatory Put Date 06/01/22)	Baa2	4.000%	12/01/40	1,500	1,656,165
Tob. Settlement Fing. Corp. Rev., Asset Bkd., Ser. 2001B	A1	5.500%	05/15/30	830	834,573
Ser. 2001B	A3	5.875%	05/15/39	4,000	4,022,040

					16,597,603

Maine 0.3%
Maine Hlth. & Higher Edl. Facs. Auth. Rev., Maine General Med. Ctr.	Baa3	7.500%	07/01/32	2,000	2,562,380

Maryland 1.9%
Cnty. of Anne Arundel Spl. Oblig., Vlg. South Waugh Chapel Proj., Tax Alloc.	NR	6.250%	07/01/40	2,000	2,181,660
Cnty. of Frederick Spl. Oblig., Sub. Urbana Cmnty. Dev. Auth., Ser. A	A-(b)	5.000%	07/01/40	1,000	1,103,000
Ser. B	NR	5.500%	07/01/40	4,860	4,978,973
Maryland Econ. Dev. Corp., Potomac Elect. Pwr. Co.	A3	6.200%	09/01/22	1,000	1,237,000
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Charlestown Cmnty., Rfdg.	NR	6.250%	01/01/41	1,500	1,715,595
Lifebridge Hlth.	A2	6.000%	07/01/41	600	717,996
Univ. of Maryland Med. Sys., Ser. A	A2	4.000%	07/01/43	2,000	1,992,960

See Notes to Financial Statements.

Prudential Muni High Income Fund	23

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Maryland (cont’d.)
Maryland St. Indl. Dev. Fin. Auth. Rev., Synagro Baltimore, Ser. A, A.M.T., Rfdg.	NR	5.250%	12/01/13	$700	$714,014

					14,641,198

Massachusetts 1.8%
Massachusetts St. Coll. Bldg., Auth. Rev., Proj. Bonds, Ser. A, Rfdg.	Aa1	7.500%	05/01/14	1,205	1,245,584
Massachusetts St. Dev. Fin. Agcy. Rev., Alliance Hlth., Ser. A	NR	7.100%	07/01/32	3,635	3,637,036
Carleton Willard Vlg.	A-(b)	5.625%	12/01/30	400	441,432
Groves in Lincoln-Deacone, Sr. Living Fac. Rev., Ser. B1	NR	7.250%	06/01/16	1,000	470,000
Linden Ponds, Inc. Fac. Ser. A-1	NR	6.250%	11/15/46	709	633,124
Linden Ponds, Inc. Fac. Ser. A-2	NR	5.500%	11/15/46	38	30,013
Linden Ponds, Inc. Fac. Ser. B	NR	11.78%(f)	11/15/56	187	1,284
Lowell Gen. Hosp., Ser. G	BBB+(b)	5.000%	07/01/44	500	539,245
Solid Wste. Disp. Rev., Dominion Energy Brayton (Mandatory put date 05/01/19)	Baa2	5.750%	12/01/42	1,000	1,219,080
Tufts Med. Ctr., Ser. I	BBB(b)	7.250%	01/01/32	2,000	2,511,260
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., NATL	A2	5.000%	07/01/32	3,000	3,296,970

					14,025,028

Michigan 4.1%
Detroit Mich. Sch. Distr. St. Aid, GO	Aa3	5.250%	11/01/35	500	551,745

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Detroit Mich. Sewer Disp. Rev., Sr. Lien, Ser. B, A.G.M.	A2	7.500%	07/01/33	$1,000	$1,238,950
Detroit Mich. Wtr. & Sewerage Dept. Sr. Lien, Ser. A, Rfdg.	Baa3	5.250%	07/01/39	2,000	2,182,180
Kent Hosp. Fin. Auth. Rev., Metro. Hosp. Proj., Ser. A	BB+(b)	6.250%	07/01/40	3,000	3,190,800
Michigan Fin. Auth. Ltd. Oblig. Rev., Pub. Sch. Academy, Old Redford, Ser. A	BB(b)	6.500%	12/01/40	745	800,689
Michigan Pub. Edl. Facs. Auth. Rev., Ltd. Oblig.-Black River Sch., Rfdg.	NR	5.800%	09/01/30	1,250	1,244,475
Michigan St. Bldg. Auth. Rev., Facs. Proj., Ser. I-A, Rfdg.	Aa3	5.375%	10/15/41	750	863,437
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth.	A2	5.750%	11/15/39	1,000	1,138,660
McLaren Healthcare Corp.	Aa3	5.750%	05/15/38	1,500	1,732,875
Michigan Strategic Fund Rev., Detroit Ed., Rmkt., Rfdg	A1	5.625%	07/01/20	1,000	1,242,870
Dow Chemical, Ser. A-1, A.M.T. (Mandatory put date 06/02/14)	Baa2	6.750%	12/01/28	1,000	1,062,160
Dow Chemical, Ser. B-1	Baa2	6.250%	06/01/14	1,000	1,058,210
Wste. Mgmt., Inc., A.M.T.	BBB(b)	4.500%	12/01/13	1,000	1,022,560
Oakland Cnty. Econ. Dev. Corp. Oblg. Rev., Roman Catholic Archdiocese Detroit, Rfdg.	NR	6.500%	12/01/20	2,000	2,143,040
Royal Oak Mich. Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp.	A1	8.250%	09/01/39	2,150	2,754,516
William Beaumont Hosp., Ser. W	A1	6.000%	08/01/39	1,000	1,144,070

See Notes to Financial Statements.

Prudential Muni High Income Fund	25

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Star Intl. Academy, Pub. Sch. Academy, Rfdg.	BBB(b)	5.000%	03/01/33	$2,000	$2,059,980
Summit Academy Rev., Rfdg., North Pub. Sch., Academy	BB(b)	5.500%	11/01/30	1,500	1,476,825
Pub. Sch., Academy	BB(b)	6.250%	11/01/25	2,060	2,110,635
Wayne Charter Cnty. Mich. Bldg. Impt., Ser. A, GO	Baa2	6.750%	11/01/39	965	1,112,452
Wayne Cnty. Arpt. Auth. Rev., Detroit Met. Arpt., Ser. D, A.M.T., Rfdg.	A2	5.000%	12/01/28	1,500	1,689,660

					31,820,789

Minnesota 0.3%
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Hlth. East Proj.	Ba1	6.000%	11/15/35	1,000	1,072,110
St. Paul Port Auth. Sol. Wste. Disp. Rev., Gerdau St. Paul Steel Mill Proj., Ser. 7	Baa3	4.500%	10/01/37	1,000	1,015,710

					2,087,820

Mississippi 0.3%
Warren Cnty. Gulf Opp. Zone, Intl. Paper Proj., Ser. A	Baa3	5.375%	12/01/35	1,000	1,106,330
Ser. A	Baa3	6.500%	09/01/32	1,000	1,147,170

					2,253,500

Missouri 0.9%
Manchester Tax Increment & Transn. Rev., Hwy. 141, Manchester Rd. Proj., Rfdg.	NR	6.875%	11/01/39	1,500	1,621,680
Missouri St. Hlth. & Ed. Facs., Heartland Regl. Med. Ctr.	A1	5.000%	02/15/43	2,000	2,206,140
Lutheran Senior Services	NR	6.000%	02/01/41	1,000	1,134,970
Poplar Bluff Regl. Transn. Dist. Transn. Sales Tax Rev.	BBB(b)	4.750%	12/01/42	2,100	2,151,954

					7,114,744

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Nebraska 0.2%
Central Plains Energy Proj. Gas Rev., Proj. #3	A3	5.000%	09/01/42	$1,750	$1,892,660

Nevada 0.6%
Carson City Hosp. Rev., Carson Tahoe Regl. Med. Ctr., Rfdg.	BBB+(b)	5.000%	09/01/33	1,000	1,101,790
Clark Cnty. Arpt. Rev., Jet Aviation Fuel Tax, Ser. C, A.M.B.A.C., A.M.T.	A2	5.375%	07/01/16	1,000	1,008,520
Ser. C, A.M.B.A.C., A.M.T.	A2	5.375%	07/01/17	1,000	1,008,520
Clark Cnty. Impt. Dist. Spl. Impvt. Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	BBB-(b)	4.000%	08/01/23	1,760	1,758,592

					4,877,422

New Jersey 8.4%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	NR	5.625%	01/01/38	1,000	1,038,730
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc., A.M.T.	B2	5.125%	09/15/23	5,000	5,252,300
Continental Airlines, Inc., A.M.T.	B2	5.750%	09/15/27	1,000	1,031,350
Continental Airlines, Inc. Proj., A.M.T.	B2	4.875%	09/15/19	4,500	4,665,600
Continental Airlines, Inc. Proj., Spec. Facs. A.M.T.	B2	5.250%	09/15/29	5,000	5,252,900
Cranes Mill Proj. First Mtge., Ser. A	NR	5.875%	07/01/28	1,000	1,070,810
Gloucester Marine, Ser. B, A.M.T.	NR	6.875%	01/01/37	3,000	3,052,440
Rfdg.	Baa1	5.000%	06/15/28	1,000	1,132,970
Umm Energy Partners, Ser. A, A.M.T.	Baa3	5.000%	06/15/37	1,500	1,602,420

See Notes to Financial Statements.

Prudential Muni High Income Fund	27

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
Umm Energy Partners, Ser. A, A.M.T.	Baa3	5.125%	06/15/43	$1,100	$1,172,974
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp.	A1	6.000%	07/01/41	500	614,865
Barnabas Hlth., Ser. A, Rfdg.	Baa1	5.625%	07/01/37	1,000	1,127,830
Holy Name Med. Ctr., Rfdg.	Baa2	5.000%	07/01/25	1,625	1,764,344
St. Josephs Healthcare Sys.	Ba1	6.625%	07/01/38	3,000	3,459,540
Virtua Hlth.	A+(b)	5.750%	07/01/33	2,000	2,278,580
New Jersey St. Ed. Facs. Auth. UMDNJ Univ. Med. & Dentistry, Ser. B, Rfdg.	Baa1	7.500%	12/01/32	1,000	1,244,180
New Jersey St. Transn. Tr. Fd. Sys. Auth., Ser. A	A1	5.875%	12/15/38	2,000	2,364,100
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.150% on 01/01/15)	A3	3.820%(f)	01/01/35	4,000	3,850,440
Tob. Settlement Fin. Corp., NJ Rev., Rfdg., Ser. 1A	B1	4.500%	06/01/23	9,765	9,748,985
Ser. 1A	B1	4.625%	06/01/26	8,000	7,759,680
Ser. 1A	B2	4.750%	06/01/34	3,000	2,629,350
Ser. 1A	B2	5.000%	06/01/41	4,355	3,869,156

					65,983,544

New Mexico 0.4%
Farmington Poll. Ctrl. Rev., Pub. Svc. NM San Juan, Ser. A, Rfdg. (Mandatory put date 06/01/20)	Baa3	5.200%	06/01/40	2,150	2,439,734

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New Mexico (cont’d.)
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AA+(b)	5.500%	07/01/35	$775	$824,360

					3,264,094

New York 3.9%
Brooklyn Arena Local Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375%	07/15/43	1,250	1,492,312
Build NYC Resource Corp. Rev., Bronx Chrt. Sch. for Excellence Proj., Ser. A	BBB-(b)	5.500%	04/01/43	1,000	1,110,540
Erie Cnty. Tob. Asset Securitization Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, C.A.B.S.	NR	9.630%(f)	06/01/47	5,000	202,600
Asset Bkd.-2nd Sub., Ser. C, C.A.B.S.	NR	9.890%(f)	06/01/50	4,000	111,520
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A	A3	6.000%	05/01/33	1,500	1,816,065
Ser. A	A3	6.250%	04/01/33	500	613,985
Metropolitan Transn. Auth. NY Rev., Transn., Ser. A	A2	5.000%	11/15/41	1,000	1,114,600
New York City Indl. Dev. Agcy. Rev., Spl. Fac., American Airlines, JFK Int’l. Arpt., A.M.T.(c)	NR	7.500%	08/01/16	1,500	1,599,675
Spl. Fac., American Airlines, JFK Int’l. Arpt., A.M.T.(c)	NR	6.200%	08/01/31	2,000	2,297,560
Spl. Fac., Terminal One Group Assn. Proj., A.M.T.	A3	5.500%	01/01/24	2,450	2,697,989

See Notes to Financial Statements.

Prudential Muni High Income Fund	29

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	A+(b)	5.000%	11/15/44	$1,500	$1,648,590
4 World Trade Center Proj., Rfdg.	A+(b)	5.750%	11/15/51	1,750	2,075,430
7 World Trade Center, Class 1	Aaa	5.000%	09/15/40	1,000	1,139,740
New York St. Dorm. Auth. Rev., Mount Sinai Hosp., Ser. A	A2	5.000%	07/01/41	1,250	1,364,525
Nonst. Supported Debt, NYU Hosp. Ctr., Ser. A	A3	6.000%	07/01/40	1,000	1,175,960
North Shore. LI. Jewish, Ser. A	A3	5.000%	05/01/41	3,550	3,918,881
Onondaga Civic Dev. Corp., St. Joseph Hosp. Hlth. Ctr., Ser. 2012	Ba1	5.000%	07/01/42	1,000	1,034,130
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Intl. Air Terminal	Baa3	5.000%	12/01/20	500	575,070
JFK Intl. Air Terminal	Baa3	6.000%	12/01/42	2,500	2,927,150
Suffolk Cnty. Indl. Dev. Agcy. Rev., Keyspan, Port Jefferson, A.M.T.	Baa1	5.250%	06/01/27	1,500	1,505,340

					30,421,662

North Carolina 0.3%
North Carolina Eastn. Mun. Pwr. Agcy. Pwr. Sys. Rev., Ser. C	Baa1	6.750%	01/01/24	1,000	1,245,610
North Carolina Med. Care Commn. Ret. Facs. Rev., First Mtg. Galloway Ridge Proj., Ser. A	NR	6.000%	01/01/39	750	799,905

					2,045,515

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

North Dakota 0.2%
Ward Cnty. Healthcare Facs. Rev., Trinity Oblig., Group B, Rfdg.	BBB-(b)	6.250%	07/01/21	$1,730	$1,734,446

Ohio 3.6%
Akron Bath Copley Joint Twp., Ohio Hosp. Dist., Med. Ctr. Akron, Rfdg.	A1	5.000%	11/15/42	640	693,197
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	B3	5.125%	06/01/24	6,450	5,967,862
Ser. A-2	B3	5.375%	06/01/24	2,995	2,814,821
Ser. A-2	B3	5.875%	06/01/30	6,500	5,807,035
Ser. A-2	B3	6.500%	06/01/47	2,750	2,658,535
Cleveland Arpt. Sys. Rev., Ser. A, Rfdg.	Baa1	5.000%	01/01/31	1,000	1,117,630
Cnty. of Hamilton Ohio Healthcare Facs. Rev., Christ Hosp. Proj.	Baa1	5.000%	06/01/42	1,250	1,339,475
Cnty. of Hancock, Ohio Hosp. Facs. Rev., Blanchard Valley Hlth. Ctr., Ser. A	A2	6.250%	12/01/34	600	708,822
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	Aa3	6.000%	11/15/41	750	910,852
Promedica Healthcare, Ser. A	Aa3	6.500%	11/15/37	875	1,101,984
Middleburg Heights Hosp. Rev., Facs. Southwest Gen., Ser. 2011, Rfdg.	A2	5.250%	08/01/41	1,200	1,327,572
Ohio St. Air Quality Dev. Auth. Rev., Poll. FirstEnergy Generation, Ser. A	Baa2	5.700%	02/01/14	1,500	1,547,295
Ser. C	Baa2	5.625%	06/01/18	500	583,800

See Notes to Financial Statements.

Prudential Muni High Income Fund	31

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Ohio St. Wtr. Dev. Auth. Rev., FirstEnergy Generation, Ser. A (Mandatory put date 06/01/16)	Baa2	5.875%	06/01/33	$500	$559,930
Southeastern Ohio Port Auth. Rev., Impt., Mem. Hlth. Sys., Rfdg.	NR	6.000%	12/01/42	1,000	1,111,590

					28,250,400

Oklahoma 0.7%
Oklahoma Cnty. Fin. Auth. Rev., Epworth Villa Proj., Ser. A	NR	5.125%	04/01/42	1,750	1,794,310
Oklahoma St. Dev., Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg.	A2	5.000%	02/15/42	1,500	1,659,360
Tulsa Arpts. Impt. Tr. Gen. Rev., Ser. A	A3	5.375%	06/01/24	1,000	1,062,950
Tulsa Cnty. Indl. Auth. Sr. Living Cmnty. Rev., Montereau, Inc. Proj., Ser. A	NR	7.125%	11/01/30	1,000	1,133,720

					5,650,340

Oregon 0.5%
Medford Hosp. Facs. Auth. Rev., Rogue Valley Manor, Rfdg.	BBB+(b)	5.000%	10/01/42	1,250	1,328,225
Multnomah Cnty. Hosp. Facs. Auth. Rev., Terwilliger Plaza, Rfdg.	NR	5.000%	12/01/29	1,000	1,105,780
Salem Hosp. Facs. Auth. Rev., Capital Manor, Inc., Rfdg.	NR	6.000%	05/15/42	1,000	1,084,110

					3,518,115

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Pennsylvania 4.2%
Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys. Proj.	Baa1	7.250%	07/01/39	$1,000	$1,226,940
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys., Rfdg.	AA-(b)	5.375%	12/01/41	2,700	3,070,413
Cumberland Cnty. Mun. Auth. Rev., Asbury PA Oblig. Grp.	NR	6.125%	01/01/45	2,000	2,195,880
Asbury PA Oblig. Grp., Rfdg.	NR	5.250%	01/01/41	1,000	1,029,750
Diakon Lutheran	NR	6.375%	01/01/39	1,000	1,122,040
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	NR	5.900%	07/01/40	1,000	1,023,230
Geisinger Auth. Hlth. Sys., Ser. A-1	Aa2	5.125%	06/01/41	1,450	1,634,237
Lehigh Cnty. Gen. Purp. Auth. Rev., Bible Fellowship Church Homes Inc. Proj.	NR	5.250%	07/01/42	1,500	1,494,330
Northampton Cnty. Gen. Purp. Auth. Hosp. Rev., St. Lukes Hosp. Proj., Ser. A	A3	5.500%	08/15/35	1,000	1,093,270
Northampton Cnty. Indl. Dev. Auth. Morningstar Senior Living	NR	5.000%	07/01/36	1,000	1,031,850
Pennsylvania Econ. Dev. Fin. Auth., Amtrak Proj. Facs. Rev., Ser. A, A.M.T., Rfdg.	A1	5.000%	11/01/41	1,000	1,085,820
Res. Recov., Colver Proj., Ser. F, A.M.B.A.C., A.M.T., Rfdg.	Ba1	4.625%	12/01/18	4,500	4,590,495
Res. Recov., Sub., Colver Proj., Ser. G, A.M.T., Rfdg.	NR	5.125%	12/01/15	1,000	1,019,170
Sew. Sludge Disp. Rev., Philadelphia Biosolids	Baa3	6.250%	01/01/32	750	863,033
US Airways Grp., Ser. B, Gty. Agmt.	Caa3	8.000%	05/01/29	500	595,845

See Notes to Financial Statements.

Prudential Muni High Income Fund	33

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Philadelphia, PA, GO, Ser. B, A.G.M.	A2	7.125%	07/15/38	$1,500	$1,746,495
Philadelphia Arpt. Rev., Ser. A, A.M.T., Rfdg.	A2	5.000%	06/15/27	2,500	2,787,600
Philadelphia Auth. For Indl. Dev. Rev., Mariana Bracetti Academy	BB(b)	7.625%	12/15/41	2,000	2,222,900
New Fndtn. Chrt. Sch. Proj.	BB+(b)	6.625%	12/15/41	1,000	1,105,370
Susquehanna Area Regional Arpt. Auth., A.M.T.	Baa3	6.500%	01/01/38	1,500	1,690,155

					32,628,823

Puerto Rico 3.0%
Puerto Rico Comwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	Ba1	5.750%	07/01/37	1,350	1,364,243
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	Ba1	6.000%	07/01/47	1,125	1,152,776
Govt. Dev. Bank Sr. Notes., Ser. C, A.M.T.	Baa3	5.250%	01/01/15	2,000	2,070,340
Hwy. & Transn. Auth. Rev., Ser. CC	Baa2	5.500%	07/01/28	2,500	2,609,925
Pub. Impt., Ser. A, Rfdg.	Baa3	5.500%	07/01/39	2,000	2,022,800
Pub. Impt., Ser. C, GO, Rfdg.	Baa3	6.000%	07/01/39	800	826,952
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	Baa2	5.250%	07/01/40	2,000	1,988,380
Puerto Rico Pub. Bldg. Auth. Rev., Govt. Facs., Ser. P	Baa3	6.750%	07/01/36	750	820,950
Gtd. Govt. Facs., Ser. M, Rfdg.	Baa3	6.000%	07/01/20	2,500	2,722,675
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Cap. Apprec., Ser. A	A3	5.640%(f)	08/01/33	5,000	1,620,900
First Sub., Ser. A	A3	5.000%	08/01/43	750	766,222
First Sub., Ser. A	A3	5.250%	08/01/43	750	783,105
First Sub., Ser. A	A3	5.500%	08/01/42	1,500	1,578,375

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Puerto Rico (cont’d.)
First Sub., Ser. A	A3	5.750%	08/01/37	$1,000	$1,073,020
First Sub., Ser. A	A3	6.000%	08/01/42	1,500	1,641,840

					23,042,503

Rhode Island 0.3%
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing., Lifespan Oblig., Ser. A	Baa1	7.000%	05/15/39	2,000	2,337,860

South Dakota 0.1%
South Dakota St. Hlth. & Edl. Facs. Auth. Avera Hlth., Ser. A	A1	5.000%	07/01/42	500	543,605

Tennessee 1.9%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance	Baa1	6.000%	07/01/38	1,000	1,168,990
Mountain States Hlth., First Mtge., Ser. A, NATL, E.T.M., Rfdg.	Baa1	6.750%	07/01/17	2,000	2,371,560
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Hlth., Ser. A, C.A.B.S.	A-(b)	4.920%(f)	01/01/35	1,000	349,040
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd., Impt. Blakeford at Green Hills, Rfdg.	NR	5.000%	07/01/37	850	900,592
Rutherford Cnty. Hlth. & Edl. Facs., First Mtge. Rev., Group Homes, Inc.	NR	9.500%	12/01/19	3,600	3,616,596
Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Facs. Rev., Germantown Village, Rfdg.	NR	5.250%	12/01/42	1,000	1,013,110

See Notes to Financial Statements.

Prudential Muni High Income Fund	35

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Tennessee (cont’d.)
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Baa3	5.000%	02/01/18	$2,000	$2,255,520
Ser. C	Baa3	5.000%	02/01/22	1,000	1,142,590
Ser. C	Baa3	5.000%	02/01/25	1,500	1,707,435

					14,525,433

Texas 10.6%
Austin Convention Enterprises, Inc., Convention Ctr., Rfdg., Second Tier, Ser. B	Ba2	5.750%	01/01/24	3,405	3,651,318
Second Tier, Ser. B	Ba2	5.750%	01/01/34	1,000	1,044,360
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC, A.M.T., Rfdg.	NR	5.400%	05/01/29	2,000	145,020
TXU Energy Co. LLC, Elec. Rmkt., A.M.T., Rfdg.	C	8.250%	10/01/30	3,000	266,280
TXU Energy Co. LLC, Proj., Ser. D (Mandatory put date 10/01/14)	C	5.400%	10/01/29	1,000	140,000
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt.	Baa2	6.125%	04/01/45	2,000	2,268,820
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	Baa2	5.750%	01/01/25	1,000	1,186,320
Sr. Lien	Baa2	6.000%	01/01/41	2,000	2,336,600
Sr. Lien, Ser. A, Rfdg.	Baa2	5.000%	01/01/43	500	539,740
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	BBB(b)	5.000%	08/15/42	1,000	1,080,130
Idea Pub. Sch.	BBB(b)	5.750%	08/15/41	1,000	1,135,990
Tejano Ctr. Cmnty.	BBB-(b)	9.000%	02/15/38	2,000	2,321,180
Uplift Ed., Ser. A	BBB-(b)	6.125%	12/01/40	3,000	3,470,820

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Dallas Fort Worth Intl. Arpt. Joint Rev., Impt., Ser. A, A.M.T.	A2	5.000%	11/01/45	$2,500	$2,635,800
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	NR	7.125%	09/01/34	3,000	3,139,350
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., YMCA Gtr. Houston Area, Ser. A, Rfdg.	Baa3	5.000%	06/01/38	1,000	1,074,560
Harris Cnty. Indl. Dev. Corp. Solid Wste. Disp. Rev., Deer Park Refining Proj.	A2	5.000%	02/01/23	750	844,027
Houston Arpt. Sys. Rev., Rfdg., Spl. Facs. Cont. Airlines, Inc. Proj., A.M.T.	B2	6.625%	07/15/38	1,500	1,694,640
Sub. Lien, Ser. A, A.M.T.	A(b)	5.000%	07/01/25	250	288,525
Sub. Lien, Ser. A, A.M.T.	A(b)	5.000%	07/01/32	1,000	1,119,240
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A	BBB(b)	5.000%	02/15/42	1,250	1,331,312
Cosmos Fndtn., Inc., Ser. A	BBB(b)	6.500%	05/15/31	1,000	1,245,990
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Kipp, Inc., Ser. A	BBB(b)	6.375%	08/15/44	1,000	1,169,030
Lifeschools of Dallas, Ser. A	BBB-(b)	7.500%	08/15/41	2,000	2,343,320
Lower Colorado Riv. Auth. Rev., Rfdg. & Impt., Ser. A (Prerefunded 05/15/15)(d)	A1	7.250%	05/15/37	4,905	5,585,078
Ser. A, Unrefunded Balance	A1	7.250%	05/15/37	95	105,630
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., Bonds, Cent. Pwr. & Lt. Co. Proj., Ser. A	Baa2	6.300%	11/01/29	1,000	1,179,430
North Tex. Edu. Fin. Corp. Uplift Edu., Ser. A	BBB-(b)	5.250%	12/01/47	1,000	1,080,160

See Notes to Financial Statements.

Prudential Muni High Income Fund	37

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North Tex. Twy. Auth. Rev., Rfdg., First Tier, Ser. A	A2	5.750%		01/01/40	$3,500	$3,998,260
First Tier, Ser. A	A2	6.250%		01/01/39	1,500	1,745,970
First Tier, Sys.	A2	6.000%		01/01/38	2,000	2,343,940
Second Tier, Ser. F	A3	5.750%		01/01/38	2,500	2,812,450
Pharr Higher Ed. Fin. Auth. Ed. Rev., Idea Pub. Sch., Ser. A	BBB(b)	6.500%		08/15/39	1,000	1,151,570
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	C	6.150%		08/01/22	1,000	75,010
San Juan Higher Ed. Fin. Auth. Rev., Idea Pub. Schs., Ser. A	BBB(b)	6.700%		08/15/40	1,000	1,185,210
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp., Hosp. Rev., Mirador Proj. Ret. Fac., Temps. 75, Ser. B-1	NR	7.250%		11/15/16	955	957,254
Stayton At Museum Way Sr. Living Ctr. Proj. Temps., Ser. C-1	NR	7.500%		11/15/16	680	681,870
Texas Mun. Gas Acq. & Supply Corp., Gas Supply Rev., Corp. I, Sr. Lien, Ser. A	Baa2	5.250%		12/15/26	4,100	4,824,716
Corp. I, Sr. Lien, Ser. B	Baa2	0.888	%(g)	12/15/26	1,500	1,284,180
Corp. I, Sr. Lien, Ser. D	Baa2	6.250%		12/15/26	2,850	3,587,124
Corp. III	A3	5.000%		12/15/32	1,000	1,071,020
Texas Mun. Pwr. Agcy. Rev., NATL, E.T.M., C.A.B.S.(d)	A2	0.520%(f)		09/01/15	50	49,393
Texas Priv. Activity Surface Transn. Corp., Sr. Lien, LBJ Infrastructure	Baa3	7.000%		06/30/40	4,670	5,714,399
NTE Mobility Partners	Baa2	6.875%		12/31/39	2,000	2,404,720
Texas St. Pub. Fin. Auth. Chrt. Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	BBB(b)	5.375%		02/15/37	1,000	1,043,930

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Ed. Cosmos Fndtn., Ser. A	BBB(b)	6.200%	02/15/40	$1,000	$1,186,330
Idea Pub. Sch. Proj., Ser. A, A.C.A.	BBB(b)	5.000%	08/15/30	2,000	2,120,120

					82,660,136

Utah 0.2%
Riverton Utah Hosp. Rev., IHC Hlth. Svcs., Inc.	Aa1	5.000%	08/15/41	1,500	1,686,735

Vermont 0.1%
Vermont Econ. Dev. Auth. Mtge. Rev., Wake Robin Corp. Proj.	NR	5.400%	05/01/33	1,100	1,167,100

Virgin Islands 0.1%
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Diageo, Ser. A	Baa3	6.750%	10/01/37	750	880,320

Virginia 2.5%
City of Chesapeake Expressway Toll Road Rev., Transn. Sys., Sr. Ser. B, C.A.B.S., Rfdg.	BBB(b)	4.880%(f)	07/15/40	1,000	610,940
Transn. Sys., Sr. Ser. B, Rfdg.	BBB(b)	5.000%	07/15/47	1,000	1,070,950
Hanover Cnty. Econ. Dev. Auth. Facs. Rev., Covenant Woods Ser. A	NR	5.000%	07/01/42	1,250	1,259,975
Mosaic District Cmnty. Dev. Auth. Rev., Ser. A	NR	6.875%	03/01/36	1,250	1,449,488
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., A.M.T.	NR	8.000%	09/01/26	4,685	4,597,906
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Elizabeth River Crossings OpCo LLC Proj.	BBB-(b)	5.250%	01/01/32	2,055	2,260,377

See Notes to Financial Statements.

Prudential Muni High Income Fund	39

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Virginia (cont’d.)
Elizabeth River Crossings OpCo LLC Proj.	BBB-(b)	5.500%	01/01/42	$3,000	$3,265,500
Express Lanes LLC Proj.	BBB-(b)	5.000%	01/01/40	4,780	4,970,578

					19,485,714

Washington 1.3%
Port of Seattle Indl. Dev. Corp., Spl. Facs., Delta Airlines, A.M.T., Rfdg.	B-(b)	5.000%	04/01/30	1,000	1,025,120
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	Baa2	5.375%	12/01/22	1,190	1,281,808
Skagit Valley Hosp.	Baa2	5.750%	12/01/35	625	684,375
Tob. Settlement Auth. of Washington Rev., Asset Bkd.	A3	6.500%	06/01/26	1,990	2,029,760
Washington St. Healthcare Facs. Auth. Rev., Kadlec Regl. Med. Ctr.	Baa3	5.000%	12/01/42	1,000	1,039,580
Overlake Hosp. Med. Ctr.	A2	5.500%	07/01/30	1,115	1,235,877
Providence Hlth. & Svcs., Ser. A	Aa2	5.000%	10/01/42	1,500	1,688,160
Seattle Childrens Hosp.	Aa3	5.625%	10/01/38	1,250	1,459,338

					10,444,018

Wisconsin 1.3%
Milwaukee Redev. Auth. Redev. Rev., Science Ed. Consortium Proj., Ser. A	BBB-(b)	5.750%	08/01/35	1,500	1,500,375
Pub. Fin. Auth. Chrt. Sch. Rev., Voyager Fndtn., Inc. Proj., Ser. A	NR	6.200%	10/01/42	1,000	1,034,520
Pub. Fin. Auth. Arpt. Facs. Rev., Sr. Oblig. Grp., A.M.T., Rfdg.	BBB-(b)	5.000%	07/01/42	1,500	1,574,145
Sr. Oblig. Grp., A.M.T., Rfdg.	BBB-(b)	5.250%	07/01/28	1,000	1,099,130

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Wisconsin (cont’d)
Univ. of Wisconsin Hosps. & Clinics Auth. Rev., Ser. A	Aa3	4.000%	03/01/43	$3,000	$3,002,370
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Beaver Dam Cmnty. Hosp., Inc., Ser. A	NR	6.750%	08/15/34	1,250	1,279,425
Eastcastle Place, Inc. Proj.	NR	6.125%	12/01/34	1,000	642,140

					10,132,105

Wyoming 0.3%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750%	07/15/39	500	571,855
Laramie Cnty. Hosp. Rev., Cheyenne Regl., Med. Ctr. Proj.	A+(b)	5.000%	05/01/42	1,500	1,641,615

					2,213,470

Total long-term investments (cost $702,704,546)					760,601,119

SHORT-TERM INVESTMENTS 1.1%

California 0.6%
California St. Muni. Fin. Auth. Rev., Var. Chevron, USA Rec. Zone, Ser. A, F.R.D.D.	VMIG1	0.170%(g)	11/01/35	4,730	4,730,000

Kansas 0.5%
Wichita KS Hosp. Rev., Var. Facs. Christi. Hlth. III, Ser. B-1, F.R.D.D. (JPMorgan Chase Bank, LOC)	A-1(b)	0.180%(g)	11/15/39	4,000	4,000,000

See Notes to Financial Statements.

Prudential Muni High Income Fund	41

Portfolio of Investments

as of April 30, 2013 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
SHORT-TERM INVESTMENTS (Continued)

Mississippi
Mississippi St. Business Fin. Comm. Gulf Opp. Zone, Var. Chevron, USA, Ser. F, F.R.D.D.	VMIG1	0.200%(g)	11/01/35	$400	$400,000

Total short-term investments (cost $9,130,000)					9,130,000

Total Investments 98.5% (cost $711,834,546; Note 5)					769,731,119
Other assets in excess of liabilities(h) 1.5%					11,419,675

Net Assets 100.0%					$781,150,794

*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
†	The ratings reflected are as of April 30, 2013. Ratings of certain bonds may have changed subsequent to that date.
(a)	The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A.C.A.—ACA Financial Guaranty Corp.

A.G.C.—American Guarantee Corp.

A.G.M.—Assured Guaranty Municipal Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corp.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

CDD—Community Development District.

E.T.M.—Escrowed to Maturity.

F.H.L.M.C. Federal Home Loan Mortgage Corp.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate Daily Demand Note.

G.N.M.A.—Government National Mortgage Association.

GO—General Obligation.

I.D.B.—Industrial Development Bond.

LOC—Letter of Credit

NATL—National Public Finance Guaranty Corp.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

NR—Not Rated by Moody’s or Standard & Poor’s.

P.C.R.—Pollution Control Revenue.

(b)	Standard & Poor’s Rating.
(c)	Represents issuer in default on interest payments and/or principal repayment.
(d)	All or partial escrowed to maturity and pre-funded issues are secured by escrowed cash and/or U.S. guaranteed obligations.
(e)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(f)	Represents a zero coupon or step bond. Rate shown reflects the effective yield on April 30, 2013.
(g)	Variable rate instrument. The interest rate shown reflects the rate in effect at April 30, 2013.
(h)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at April 30, 2013:

Number of Contracts	Type	Expiration Date	Value at April 30, 2013	Value at Trade Date	Unrealized Depreciation(1)
	Short Positions:
15	10 Year U.S. Treasury Notes	Jun. 2013	$2,000,391	$1,972,508	$(27,883)
27	U.S. Long Bonds	Jun. 2013	4,006,125	3,842,108	(164,017)

					$(191,900)

(1)	Cash of $193,100 has been segregated to cover requirement for open futures contracts as of April 30, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Muni High Income Fund	43

Portfolio of Investments

as of April 30, 2013 continued

The following is a summary of the inputs used as of April 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$769,731,119	$—
Other Financial Instruments*
Futures Contracts	(191,900)	—	—

Total	$(191,900)	$769,731,119	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2013 was as follows:

Healthcare	24.9%
Corporate Backed I.D.B. & P.C.R.	13.7
Tobacco	11.0
Transportation	10.6
Education	8.6
Special Tax/Assessment District	7.8
Power	6.8
General Obligation	2.6
Other	2.4
Lease Backed Certificate of Participation	2.2
Other Muni	1.9%
Solid Waste/Resource Recovery	1.6
Water & Sewer	1.3
Pre-Refunded	1.2
Short-Term Investments	1.1
Housing	0.7
Tobacco Appropriated	0.1

98.5
Other assets in excess of liabilities	1.5

Net Assets	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker—variation margin	$(191,900	)*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(133,108)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(161,050)

For the year ended April 30, 2013, the Fund’s average value at trade date for futures short positions was $5,916,032.

See Notes to Financial Statements.

Prudential Muni High Income Fund	45

Statement of Assets and Liabilities

as of April 30, 2013

Assets
Unaffiliated investments (cost $711,834,546)	$769,731,119
Cash	3,935,633
Deposit with broker	193,100
Interest receivable	12,898,124
Receivable for investments sold	3,464,224
Receivable for Fund shares sold	1,480,255
Due from broker-variation margin	7,313
Prepaid expenses	3,638

Total assets	791,713,406

Liabilities
Payable for investments purchased	7,117,306
Payable for Fund shares reacquired	2,190,725
Dividends payable	534,252
Management fee payable	319,710
Distribution fee payable	221,210
Accrued expenses	162,932
Affiliated transfer agent fee payable	10,866
Deferred trustees’ fees	5,611

Total liabilities	10,562,612

Net Assets	$781,150,794

Net assets were comprised of:
Shares of beneficial interest, at par	$746,218
Paid-in capital in excess of par	755,398,666

756,144,884
Undistributed net investment income	4,731,544
Accumulated net realized loss on investment transactions	(37,430,307)
Net unrealized appreciation on investments	57,704,673

Net assets, April 30, 2013	$781,150,794

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($442,196,863 ÷ 42,239,617 shares of beneficial interest issued and outstanding)	$10.47
Maximum sales charge (4% of offering price)	0.44

Maximum offering price to public	$10.91

Class B
Net asset value, offering price and redemption price per share ($77,669,867 ÷ 7,414,693 shares of beneficial interest issued and outstanding)	$10.48

Class C
Net asset value, offering price and redemption price per share ($120,881,502 ÷ 11,542,679 shares of beneficial interest issued and outstanding)	$10.47

Class Z
Net asset value, offering price and redemption price per share ($140,402,562 ÷ 13,424,812 shares of beneficial interest issued and outstanding)	$10.46

See Notes to Financial Statements.

Prudential Muni High Income Fund	47

Statement of Operations

Year Ended April 30, 2013

Net Investment Income
Income
Interest	$39,925,710

Expenses
Management fee	3,690,911
Distribution fee—Class A	1,081,033
Distribution fee—Class B	335,859
Distribution fee—Class C	1,095,604
Transfer agent’s fees and expenses (including affiliated expense of $60,400)	442,000
Custodian’s fees and expenses	137,000
Registration fees	88,000
Reports to shareholders	46,000
Audit fee	33,000
Legal fees and expenses	26,000
Trustees’ fees	25,000
Insurance	13,000
Miscellaneous	13,268

Total expenses	7,026,675
Less: Custodian fee credit (Note 1)	(486)

Net expenses	7,026,189

Net investment income	32,899,521

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,378,799
Financial futures transactions	(133,108)

1,245,691

Net change in unrealized appreciation (depreciation) on:
Investments	29,423,320
Financial futures contracts	(161,050)

29,262,270

Net gain on investments	30,507,961

Net Increase In Net Assets Resulting From Operations	$63,407,482

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended April 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$32,899,521	$28,853,884
Net realized gain (loss) on investment transactions	1,245,691	(10,884,588)
Net change in unrealized appreciation (depreciation) on investments	29,262,270	62,207,669

Net increase in net assets resulting from operations	63,407,482	80,176,965

Dividends from net investment income (Note 1)
Class A	(19,365,831)	(18,869,605)
Class B	(2,843,690)	(2,037,048)
Class C	(4,087,790)	(3,427,118)
Class Z	(6,109,157)	(4,333,419)

	(32,406,468)	(28,667,190)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	236,071,746	179,235,827
Net asset value of shares issued in reinvestment of dividends	26,108,577	23,643,504
Cost of shares reacquired	(172,548,552)	(125,315,673)

Net increase in net assets from Fund share transactions	89,631,771	77,563,658

Total increase	120,632,785	129,073,433

Net Assets:
Beginning of year	660,518,009	531,444,576

End of year(a)	$781,150,794	$660,518,009

(a) Includes undistributed net investment income of:	$4,731,544	$4,406,683

See Notes to Financial Statements.

Prudential Muni High Income Fund	49

Notes to Financial Statements

Prudential Investment Portfolios 4—Prudential Muni High Income Fund (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one series: the Prudential Muni High Income Fund. The Fund is a diversified fund.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of

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securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Muni High Income Fund	51

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Restricted and Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Prudential Muni High Income Fund	53

Notes to Financial Statements

continued

Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended April 30, 2013, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a

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“leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and payment is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Federal Income Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Prudential Muni High Income Fund	55

Notes to Financial Statements

continued

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets of up to $1 billion and .45% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50% for the year ended April 30, 2013. The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through August 31, 2014.

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PIMS has advised the Fund that it received $548,415 for Class A shares in front-end sales charges during the year ended April 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended April 30, 2013, it received $6,029, $92,794 and $10,820 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2013, were $369,369,157 and $286,435,801, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchases and sales amounts.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended April 30, 2013, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $168,192 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized gain and net assets were not affected by this change.

Prudential Muni High Income Fund	57

Notes to Financial Statements

continued

For the year ended April 30, 2013, the tax character of dividends paid was $31,659,947 of tax-exempt income and $746,521 of ordinary income. For the year ended April 30, 2012, the tax character of dividends paid was $28,253,958 of tax-exempt income and $413,232 of ordinary income.

As of April 30, 2013, the components of distributable earnings on a tax basis were $5,446,134 of tax-exempt income (includes timing difference of $534,252 for dividends payable) and $216,773 of ordinary income, respectively. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$707,942,627	$72,091,402	$(10,302,910)	$61,788,492

The difference between book and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount, deferred losses on wash sales and other adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal years ended April 30, 2012 and April 30, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before April 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to

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shareholders until net gains have been realized in excess of such losses. As of April 30, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$11,453,000

Pre-Enactment Losses:
Expiring 2014	11,064,000
Expiring 2019	19,389,000

$30,453,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Prudential Muni High Income Fund	59

Notes to Financial Statements

continued

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2013:
Shares sold	9,398,324	$97,179,267
Shares issued in reinvestment of dividends	1,557,894	16,114,635
Shares reacquired	(9,322,255)	(96,444,999)

Net increase (decrease) in shares outstanding before conversion	1,633,963	16,848,903
Shares issued upon conversion from Class B and Z	173,721	1,793,241
Shares reacquired upon conversion into Class Z	(84,382)	(876,713)

Net increase (decrease) in shares outstanding	1,723,302	$17,765,431

Year ended April 30, 2012:
Shares sold	8,413,377	$81,278,344
Shares issued in reinvestment of dividends	1,669,467	16,098,583
Shares reacquired	(8,243,279)	(79,733,456)

Net increase (decrease) in shares outstanding before conversion	1,839,565	17,643,471
Shares issued upon conversion from Class B and Z	264,293	2,547,863
Shares reacquired upon conversion into Class Z	(1,394,895)	(13,191,757)

Net increase (decrease) in shares outstanding	708,963	$6,999,577

Class B
Year ended April 30, 2013:
Shares sold	2,550,176	$26,294,072
Shares issued in reinvestment of dividends	205,253	2,126,257
Shares reacquired	(621,019)	(6,410,775)

Net increase (decrease) in shares outstanding before conversion	2,134,410	22,009,554
Shares reacquired upon conversion into Class A	(113,123)	(1,164,346)

Net increase (decrease) in shares outstanding	2,021,287	$20,845,208

Year ended April 30, 2012:
Shares sold	1,890,024	$18,318,774
Shares issued in reinvestment of dividends	178,557	1,725,542
Shares reacquired	(370,311)	(3,568,154)

Net increase (decrease) in shares outstanding before conversion	1,698,270	16,476,162
Shares reacquired upon conversion into Class A	(259,598)	(2,505,040)

Net increase (decrease) in shares outstanding	1,438,672	$13,971,122

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Class C	Shares	Amount
Year ended April 30, 2013:
Shares sold	3,873,064	$40,011,096
Shares issued in reinvestment of dividends	304,313	3,150,848
Shares reacquired	(1,779,070)	(18,434,386)

Net increase (decrease) in shares outstanding before conversion	2,398,307	24,727,558
Shares reacquired upon conversion into Class Z	(228,931)	(2,376,372)

Net increase (decrease) in shares outstanding	2,169,376	$22,351,186

Year ended April 30, 2012:
Shares sold	2,783,492	$26,887,997
Shares issued in reinvestment of dividends	275,469	2,660,589
Shares reacquired	(1,658,948)	(15,948,428)

Net increase (decrease) in shares outstanding before conversion	1,400,013	13,600,158
Shares reacquired upon conversion into Class Z	(2,597)	(25,978)

Net increase (decrease) in shares outstanding	1,397,416	$13,574,180

Class Z
Year ended April 30, 2013:
Shares sold	7,031,578	$72,587,311
Shares issued in reinvestment of dividends	456,047	4,716,837
Shares reacquired	(4,946,929)	(51,258,392)

Net increase (decrease) in shares outstanding before conversion	2,540,696	26,045,756
Shares issued upon conversion from Class A and C	313,692	3,253,085
Shares reacquired upon conversion into Class A	(60,542)	(628,895)

Net increase (decrease) in shares outstanding	2,793,846	$28,669,946

Year ended April 30, 2012:
Shares sold	5,461,468	$52,750,712
Shares issued in reinvestment of dividends	326,727	3,158,790
Shares reacquired	(2,691,043)	(26,065,635)

Net increase (decrease) in shares outstanding before conversion	3,097,152	29,843,867
Shares issued upon conversion from Class A and C	1,399,129	13,217,735
Shares reacquired upon conversion into Class A	(4,402)	(42,823)

Net increase (decrease) in shares outstanding	4,491,879	$43,018,779

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to

Prudential Muni High Income Fund	61

Notes to Financial Statements

continued

November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended April 30, 2013.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

In June 2013, the FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

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Financial Highlights

Class A Shares
	Year Ended April 30,
	2013(a)		2012(a)		2011	2010		2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.02		$9.18		$9.56	$8.51		$9.82
Income (loss) from investment operations:
Net investment income	0.47		0.48		0.51	0.53		0.54
Net realized and unrealized gain (loss) on investment transactions	0.44		0.83		(0.41)	1.03		(1.33)
Total from investment operations	0.91		1.31		0.10	1.56		(0.79)
Less Dividends:
Dividends from net investment income	(0.46)		(0.47)		(0.48)	(0.51)		(0.52)
Capital Contributions(g)	-		-		-	-	(b)	-
Net asset value, end of year	$10.47		$10.02		$9.18	$9.56		$8.51
Total Return(c):	9.26%		14.61%		1.05%	18.75%		(8.08)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$442,197		$406,033		$365,513	$403,864		$339,959
Average net assets (000)	$432,410		$383,978		$398,618	$378,340		$354,290
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	.86%		.87%		.87%	.87%		.87% (e)
Net investment income	4.55%		4.95%		5.34%	5.77%		6.00%
Portfolio turnover rate	19%	(f)	15%	(f)	24% (f)	26%	(f)	23% (f)

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through August 31, 2014.

(e) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was .85% for the year ended April 30, 2009.

(f) The portfolio turnover rate including variable rate demand notes was 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

(g) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Muni High Income Fund	63

Financial Highlights

continued

Class B Shares
	Year Ended April 30,
	2013(a)		2012(a)		2011	2010		2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.03		$9.19		$9.57	$8.52		$9.82
Income (loss) from investment operations:
Net investment income	0.44		0.45		0.47	0.50		0.51
Net realized and unrealized gain (loss) on Investment transactions	0.45		0.84		(0.39)	1.04		(1.31)
Total from investment operations	0.89		1.29		0.08	1.54		(0.80)
Less Dividends:
Dividends from net investment income	(0.44)		(0.45)		(0.46)	(0.49)		(0.50)
Capital Contributions(f)	-		-		-	-	(b)	-
Net asset value, end of year	$10.48		$10.03		$9.19	$9.57		$8.52
Total Return(c):	8.99%		14.33%		.82%	18.45%		(8.19)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$77,670		$54,084		$36,335	$32,238		$25,820
Average net assets (000)	$67,171		$43,752		$35,386	$29,152		$33,111
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11%		1.12%		1.12%	1.12%		1.12% (d)
Net investment income	4.30%		4.69%		5.11%	5.52%		5.66%
Portfolio turnover rate	19%	(e)	15%	(e)	24% (e)	26%	(e)	23% (e)

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.10% for the year ended April 30, 2009.

(e) The portfolio turnover rate including variable rate demand notes was 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

64	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended April 30,
	2013(a)		2012(a)		2011	2010		2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.03		$9.19		$9.57	$8.51		$9.82
Income (loss) from investment operations:
Net investment income	0.39		0.40		0.44	0.48		0.50
Net realized and unrealized gain (loss) on investment transactions	0.44		0.84		(0.40)	1.05		(1.33)
Total from investment operations	0.83		1.24		0.04	1.53		(0.83)
Less Dividends:
Dividends from net investment income	(0.39)		(0.40)		(0.42)	(0.47)		(0.48)
Capital Contributions(g)	-		-		-	-	(b)	-
Net asset value, end of year	$10.47		$10.03		$9.19	$9.57		$8.51
Total Return(c):	8.35%		13.77%		.39%	18.33%		(8.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$120,882		$93,969		$73,273	$72,570		$36,474
Average net assets (000)	$109,555		$82,069		$79,419	$54,768		$30,512
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.61%		1.62%		1.54%	1.37%		1.37% (e)
Net investment income	3.80%		4.20%		4.67%	5.25%		5.61%
Portfolio turnover rate	19%	(f)	15%	(f)	24% (f)	26%	(f)	23% (f)

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through August 31, 2010.

(e) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.35% for the year ended April 30, 2009.

(f) The portfolio turnover rate including variable rate demand notes was 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

(g) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Muni High Income Fund	65

Financial Highlights

continued

Class Z Shares
	Year Ended April 30,
	2013(a)		2012(a)		2011	2010		2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.01		$9.17		$9.56	$8.50		$9.81
Income (loss) from investment operations:
Net investment income	0.50		0.50		0.53	0.55		0.57
Net realized and unrealized gain (loss) on investment transactions	0.44		0.84		(0.41)	1.05		(1.33)
Total from investment operations	0.94		1.34		0.12	1.60		(0.76)
Less Dividends:
Dividends from net investment income	(0.49)		(0.50)		(0.51)	(0.54)		(0.55)
Capital Contributions(f)	-		-		-	-	(b)	-
Net asset value, end of year	$10.46		$10.01		$9.17	$9.56		$8.50
Total Return(c):	9.54%		14.92%		1.20%	19.22%		(7.81)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$140,403		$106,432		$56,323	$39,207		$19,842
Average net assets (000)	$129,038		$84,036		$49,605	$27,751		$12,544
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.61%		.62%		.62%	.62%		.62% (d)
Net investment income	4.80%		5.18%		5.62%	6.00%		6.50%
Portfolio turnover rate	19%	(e)	15%	(e)	24% (e)	26%	(e)	23% (e)

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was .60% for the year ended April 30, 2009.

(e) The portfolio turnover rate including variable rate demand notes was 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011, 51% for the year ended April 30, 2010 and 50% for the year ended April 30, 2009.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

66	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 4:

We have audited the accompanying statement of assets and liabilities of Prudential Muni High Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 4, including the portfolio of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 18, 2013

Prudential Muni High Income Fund	67

Tax Information

(Unaudited)

During the fiscal year ended April 30, 2013, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.452	$.427	$.376	$.478

In January 2014, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2013.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

68	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Muni High Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker; 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Prudential Muni High Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (43) Chief Compliance Officer

Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities & Exchange Commission.

Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an officer of the Fund is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1996, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Muni High Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Muni High Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL MUNI HIGH INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	74440M104	74440M203	74440M302	74440M401

MF133E    0246320-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2013 and April 30, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended April 30, 2013. During the fiscal year ended April 30, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

              applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code	of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	June 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 20, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	June 20, 2013